Exhibit 10.3

ASSET TRANSFER DEED

BETWEEN

ASIA PACIFIC ENERGY VENTURES PTE. LTD.

AND

PACIFIC ENERGY CONSULTING LIMITED

AND

T20 HOLDINGS PTE. LTD.

ASSET TRANSFER DEED dated this 30th day of June, 2022 by and between:

1.	ASIA PACIFIC ENERGY VENTURES PTE. LTD., having its registered office at 10 Anson Road, #13-09 International Plaza, Singapore 079903 (hereinafter referred to as “APEV”); and

2.	PACIFIC ENERGY CONSULTING LIMITED, having its registered office at level 6, MRDC Haus, Corner of Champion Parade & Musgrave Street, Port Moresby, National Capital District, 121, Papua New Guinea (hereinafter referred to as “PEC”); and

3.	T20 HOLDINGS PTE. LTD., having its registered office at 3 Phillip Street #19-01, Royal Group Building, Singapore 048693 (hereinafter referred to as “T20”).

WHEREAS:

A.	T20 intends to list on the NASDAQ stock exchange.

B.	As at the date of this Deed, T20 and APEV have the same shareholders and are “associated entities” as referenced within the Stamp Duties (Relief from Stamp Duty upon Transfer of Assets between Associated Permitted Entities) Rules 2014 (the “Rules”). The shareholders of APEV and T20 wish to restructure parts of APEV’s underlying assets and business to allow T20 to list on the NASDAQ stock exchange.

C.	Each of APEV and T20 are “Permitted Entities” that are associated as defined within the Rules.

D.	APEV wishes to transfer its entire legal and beneficial interests in the Specified Assets to T20 pursuant to this Asset Transfer Deed (this “Deed”) to give effect to the purpose of this Deed.

E.	PEC is a wholly owned subsidiary of APEV and wishes to transfer its entire legal and beneficial interests in the Specified Assets to T20 pursuant to this Deed to give effect to the purpose of this Deed.

IN CONSIDERATION OF THE TERMS AND COVENANTS HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.	PURPOSE OF THIS DEED

The purpose of this Deed is to consolidate the Specific Assets within T20 so as to allow T20 to list on the NASDAQ stock exchange.

2.	TRANSFER OF ASSETS

2.1	Upon the terms, and subject to the conditions, of this Deed, APEV hereby transfers the entirety of APEV’s legal and beneficial interests in the Specified Assets to T20 with effect from 1 April, 2022. Nothing in this Deed transfers, assigns or otherwise modifies APEV’s ownership or rights in any property or other assets which are not contemplated and/or included within the Specified Assets.

2.2	Upon the terms, and subject to the conditions, of this Deed, PEC hereby transfers the entirety of PEC’s legal and beneficial interests in the Specified Assets to T20 with effect from 1 April, 2022. Nothing in this Deed transfers, assigns or otherwise modifies PEC’s ownership or rights in any property or other assets which are not contemplated within the Specified Assets.

3.	POWER OF ATTORNEY

Each of APEV and PEC grants T20 a Power of Attorney in the form specified in Schedule 2 for the purposes of giving effect to the transfer of the Specified Assets in accordance with this Deed and such Power of Attorney is expressly granted to allow T20 to use, operate or otherwise deal with any of the Specified Assets as T20 deems fit and as if T20 were the owner of Specified Assets in circumstances where such Specified Assets are unable to be immediately transferred or assigned in accordance with this Deed, such as but not limited any Specified Assets which require registration with a government department in order for such transfer to be legally effective.

4.	SPECIFIED ASSETS TRANSFERRED ON “AS-IS / WHERE-IS” BASIS

APEV and PEC, collectively and individually, make no representations or warranties in respect of the value or validity of the Specified Assets. T20 expressly agrees and acknowledges that:

a)	the Specified Assets are being transferred on an “as-is / where-is” basis in accordance with T20’s own due diligence and research;

b)	T20 has not relied on any representations or warranties from APEV or PEC in accepting the Specified Assets or paying the Asset Sale Amount;

c)	T20’s acceptance of the Specified Assets includes such claims, obligations and liabilities, if any, attaching to the Specified Assets on or before the date of this Deed.

5.	EMPLOYEES

T20 expressly acknowledges that the Specified Assets may include existing and ongoing obligations, liabilities and responsibilities as relate to employment Deeds following the acquisition of the Specified Assets. T20 agrees and acknowledges that it has not relied on any representations or warranties from APEV or PEC in respect of, and that the acknowledgements made under clause 4 also apply to, the Specified Assets’ employment Deeds.

6.	CONSENT OF THIRD PARTIES

APEV will use all reasonable commercial efforts to obtain the consents, if any, of Third Parties which are required to transfer the entirety of APEV’s legal and beneficial interests in the Specified Assets to T20 (the “Third Party Consents”) and T20 shall use all reasonable commercial efforts to support APEV in obtaining the Third Party Consents.

7.	STAMP DUTY

To the extent that any transaction contemplated in this Deed is not entitled to relief from stamp duty pursuant to the Rules, T20 shall be obliged to pay any and all stamp duty assessed on the transactions contemplated in this Deed.

8.	CONSIDERATION

In consideration of the transfer of the Specified Assets set out in clause 2 for a cumulative value of Eleven Million Three Hundred and Ninety Thousand Six Hundred and Twenty-Nine US Dollars (US$11,390,629), T20 will issue, and each of APEV and PEC accept, in full and final satisfaction of all obligations of T20 under this Deed, Nineteen Million Two Hundred and Fourteen Thousand Nine Hundred and Thirty-Four (19,214,934) new ordinary shares in T20 (the “Consideration Shares” and each, a “Consideration Share”) at the issue price of US$0.59280083 per Consideration Share to the following persons nominated by APEV and PEC in the following proportions:

Snowfields Wealth Management Limited	9,064,419
Seasons Cove Limited	4,209,346
Tanuki Holdings Limited	3,058,621
Fuato Limited	2,882,548

The total consideration for the transfer of the Specified Assets shall be the Asset Sale Amount, and the Asset Sale Amount shall be allotted to the Specified Assets on the basis set out in Schedule 1.

Upon the allotment of the Consideration Shares as contemplated in this clause, APEV and PEC shall be deemed to have obtained a good quittance for the transfer of the Specified Assets.

9.	GOVERNING LAW AND DISPUTE RESOLUTION

This Deed shall be governed by, and be construed in accordance with, the laws of the Republic of Singapore. The Parties agree to use all reasonable endeavours to resolve any and all disputes arising from this Deed on mutually satisfactory basis provided however that for any dispute that cannot be mutually resolved within fourteen (14) days of the dispute arising, either party may refer that dispute to be finally resolved by arbitration administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the arbitration rules of the SIAC for the time being in force which rules are deemed to be incorporated by reference in this Clause. The seat of the arbitration shall be Singapore. The Tribunal shall consist of one arbitrator. The language of the arbitration shall be English.

10.	SEVERABILITY

In the event that one or more provisions of this Deed shall, or shall be deemed to, be invalid or unenforceable, the validity and enforceability of the other provisions of this Deed shall not be effected thereby. In such case, the Parties hereto agree to recognize and give effect to such valid and enforceable provision or provisions which correspond as closely as possible with the commercial intent of the Parties. The same shall apply in the event that the Deed contains any gaps.

11.	DEFINITIONS

11.1	“Asset Sale Amount” means the amount of Eleven Million Three Hundred and Ninety Thousand Six Hundred and Twenty-Nine United States Dollars (US$11,390,629) denoting the agreed value of the Specified Assets.

11.2	“Specified Assets” means those assets, shares, property or other items specified in Schedule 1.

11.3	The “Rules” mean the Stamp Duties (Relief from Stamp Duty upon Transfer of Assets between Associated Permitted Entities) Rules 2014.

EXECUTED AS AN DEED

ASIA PACIFIC ENERGY VENTURES PTE. LTD.	T20 HOLDINGS PTE. LTD.

/s/ S. NEWMAN POA.
DIRECTOR

S. NEWMAN POA.	/s/ Geoffrey Allan Lawrence
DIRECTOR / SECRETARY	Geoffrey Allan Lawrence (Director)

PACIFIC ENERGY CONSULTING LIMITED

/s/ S. NEWMAN POA.	/s/ James Herbert Schnieders
DIRECTOR	James Herbert Schnieders (Director)

S. NEWMAN POA.
DIRECTOR / SECRETARY

Schedule 1 – SPECIFIED ASSETS

(A)	APEV assets

The Specified Assets include all of APEV’s rights, title and interests in the shares of the following entities:

Name	Registration No.	Location	Description of Shares	Allocation of Asset Sale Amount
Twenty20 Energy Systems Pte. Ltd.	201425478K	Singapore	100,000 ordinary shares with an issued and paid-up capital of S$100,000	US$	7,451,533
Twenty20 Power Pte. Ltd.	201927378G	Singapore	3,000 ordinary shares with an issued and paid-up capital of S$3,000	US$	2,169
Pacific Residential Holdings Limited	1-119405	Papua New Guinea	100 ordinary shares with an issued and paid-up capital of 100 kina	US$	1
T20 Group Limited	1-125230	Papua New Guinea	100 ordinary shares with an issued and paid-up capital of 100 kina	US$	30
T20 Generation Limited	1-127451	Papua New Guinea	100 ordinary shares with an issued and paid-up capital of 100 kina	US$	30

Notes:

1.	Entities incorporated in Singapore have their registered office address at 3 Phillip Street #19-01, Royal Group Building, Singapore 048693

2.	Entities incorporated in Papua New Guinea have their registered office address at Level 6, Mrdc Haus, Cnr Of Champion Parade & Musgrave Street, Port Moresby, National Capital District, 121, Papua New Guinea

(B)	PEC assets

The Specified Assets include all of PEC’s rights, title and interests in the following:

(a)	Vehicles - the following vehicles having a net asset value as at December 31st, 2021 of Five Hundred and Twenty-Three Thousand, Nine Hundred and Eighty-Four Papua New Guinea Kina Sixty-Eight Toeas (523,984.68PGK):

Registration	Make	Allocation of Asset Sale Amount US$
BFZ 338	Kia Seltos	13,850.58
BFZ 339	Kia Seltos	13,803.87
BFY 742	Nissan Navara	20,026.22
BFY 743	Nissan navara	20,026.22
BFX 491	Nissan Navara	19,491.33
BFO 805	Nissan Patrol	12,437.06
BFR 393	Nissan Patrol	13,501.03
BEY 155	Nissan X Trail	10,349.53
BFM 264	Toyota Prado	20,482.88
BFR 604	Kia 2700	5,002.65

(b)	Inventory having a total stock value as at December 31st, 2021 of Seven Hundred and Thirty-One Thousand, Four Hundred and Seventy Papua New Guinea Kina Fourteen Toeas (731,470.14PGK). Allocation of Asset Sale Amount is US$207,960.

(c)	Leases for land more specifically denoted as portions 3026, 3027, 3029 and 3030 (the “Land”) having a value as at December 31st, 2021 of Twelve Million Five Hundred Thousand Papua New Guinea Kina (12,500,000PGK). Allocation of Asset Sale Amount is US$ 3,553,810.

(d)	Improvements for the Land having a value as at December 31st, 2021 of Two Hundred and Eleven Thousand Twenty-Seven United States Dollars (US$211,027). Allocation of Asset Sale Amount is US$211,027.

(e)	IT Assets with the following serial numbers having a value as at December 31st, 2021 of Twelve Thousand One Hundred and Fifty-Five United States Dollars Eighteen Cents (US$12,155.18):

Dell Inc.	Inspiron 3464 AIO	D00G872
Dell Inc.	OptiPlex 3070	CZ1W053
Dell Inc.	OptiPlex 3070	CYQT053
Dell Inc.	Latitude 3400	4Y89QT2
Dell Inc.	Latitude 3400	1SGDPW2
Dell Inc.	Latitude 3400	86F0PW2
LENOVO	10ST002TAU	PC0VXQEY
Dell Inc.	Latitude 3400	B6F0PW2
Dell Inc.	Latitude 3400	B5F0PW2
LENOVO	10ST002TAU	PC0VXQG6
Dell Inc.	Latitude 3400	95F0PW2
Hewlett-Packard	Pavilion x360 Convertible 14-ba1xx	8CG7424CZK
Dell Inc.	Dell Precision 7730	2DZ5533
Dell Inc.	Latitude 3510	B8K40B3
Dell Inc.	Latitude 3510	2X3K203
Acer	Nitro AN515-52	NHQ3XSG00182709D433400
Dell Inc.	Latitude 3400	7MBYNW2
Micro-Star International Co.		9S716P612043ZI4000152
Dell Inc.	Latitude 3400	G4F0PW2

Allocation of Asset Sale Amount to the IT Assets is US$12,155.

(f)	All IT infrastructure assets at the Dirio Power Plant having a value as at December 31st, 2021 of Thirteen Thousand Nine Hundred and Sixty-Three United States Dollars Forty-Four Cents (US$13,963.44):

Type	Model	Quantity
Firewall	FortiGate 30E-3G4G	1
Switch	Fortigate Switch 24 port	2
	Fortigate Switch 8 port	1
Access Point	FortiGate AP	2
Access Point	Cambium Force E500	5
Rack	iON 42RU	1
UPS	ION UPS 3000VA	2
Router	TP link Wireless N router	3
CCTV	XRN-1610A NVR System	1
PABX	3CX PABX	1

Allocation of Asset Sale Amount to the IT infrastructure assets is US$13,963.44.

(g)	Power Station Onshore Operations and Maintenance Agreement signed with Dirio Gas and Power Company Limited for the Dirio Central Province Power Station project, to be novated by PEC as directed by T20 in accordance with Deed of Novation set out in Schedule 3. Allocation of Asset Sale Amount to the Operations and Maintenance Agreements is US$1.

(h)	Construction Contract for Gas Fired Power Plant to be located in Hela Province, Papua New Guinea, to be novated by PEC as directed by T20 in accordance with Deed of Novation set out in Schedule 3. Allocation of Asset Sale Amount to the Construction Contract is US$1.

(i)	Onshore Operations and Maintenance Agreement signed with Laitebo Hela Power Company Limited for the Hela Province project, to be novated by PEC as directed by T20 in accordance with Deed of Novation set out in Schedule 3. Allocation of Asset Sale Amount to the Operations and Maintenance Agreement is US$1.

(j)	Memorandum of Understanding signed with PT Satymitra Surya Perkasa (PT SSP) acknowledging mutual interest in sharing information and that the Parties are desirous of engaging in a non-binding non-exclusive cooperative working relationship to study and develop (both jointly and independently) energy project opportunities within Indonesia, to be novated by APEV as directed by T20 in accordance with Deed of Novation set out in Schedule 3. Allocation of Asset Sale Amount to the MOU with PT SSP is US$1.

(k)	Memorandum of Understanding with the Autonomous Government of Bougainville and the Bougainville Resources Corporation for strategic collaboration to support development and operation of domestic power generation and electricity distribution infrastructure, to be novated by PEC as directed by T20 in accordance with Deed of Novation set out in Schedule 3. Allocation of Asset Sale Amount to the MOU with the Autonomous Government of Bougainville and the Bougainville Resources Corporation is US$1.

(l)	The Specified Assets include all of PEC’s rights, title and interests in the shares of the following entities:

Name	Registration No.	Location	Description of Shares	Allocation of Asset Sale Amount
PAWA GENERATION PNG LIMITED	1-125231	Papua New Guinea	100 ordinary shares with an issued and paid-up capital of 100 kina	US$	30
BOUGAINVILLE ENERGY LIMITED	1-127295	Papua New Guinea	100 ordinary shares with an issued and paid-up capital of 100 kina	US$	30

Schedule 2 – POWER OF ATTORNEY - PROFORMA

A.	APEV in SINGAPORE

This DEED OF POWER OF ATTORNEY is given this ____ day of ____________ 2022 by ASIA PACIFIC ENERGY VENTURES PTE. LTD., having its registered office at 10 Anson Road, #13-09 International Plaza, Singapore 079903 (hereinafter called the (“Grantor”).

WHEREAS:

A.	The Grantor is a company limited by shares incorporated in Singapore pursuant to the Companies Act (Chapter 50) of Singapore that has entered into an Asset Sale Deed with T20 Holdings Pte Ltd (“T20”).

B.	In connection with, and in order to give effect to, the Grantor’s intention and obligations under the Asset Sale Deed, the Grantor will transfer certain assets (the “Specified Assets”) to T20 and in the course of such transfer authorises T20 to use, operate or otherwise deal with the Specified Assets as T20 deems fit and may require documents to be signed on its behalf including but not limited to application forms, financial documents, letters of undertaking, letters of engagement, leases, guarantees, indemnities, contracts and/or Deeds and may from time to time institute and defend civil or criminal suits, appeals, revisions and other legal proceedings in various courts, tribunals or offices and before other authorities in Singapore and outside;

C.	T20 has appointed IAIN JOHN DEAY (the “Attorney”), of 2 young close, Aylesbury, Bucks, HP21 7FB, United Kingdom (United Kingdom passport number: 510697592) as Chief Financial Officer of T20. The Attorney is an employee of Twenty20 Energy Systems Pte Ltd (the “Employer”), which will become a wholly owned subsidiary of T20 pursuant to the Asset Sale Deed.

D.	The Grantor hereby appoints the Attorney to act, and sign any and all documents, on the Grantor’s behalf in all matters pursuant to and in accordance with this Deed of Power of Attorney.

NOW THIS DEED WITHNESSETH as follows:

1.	The Grantor hereby appoints the Attorney to be the Grantor’s true and lawful attorney with full power of substitution and delegation and with full power to act for the Grantor and on behalf of and for and in the name of the Grantor or the Attorney or otherwise to do all or any of the following acts, things and deeds which the Grantor is legally capable of doing.

2.	The Grantor hereby ratifies and confirms and agrees to ratify and confirm all and whatsoever the Attorney and/or its attorney(s) shall do or cause to be done or purport to do in the exercise of all or any of the powers and authorities referred to herein including all such deeds, instruments and documents lawfully executed by virtue of the powers and authorities hereby conferred.

3.	The Grantor hereby further declares that the power and authorities hereby conferred are given for valuable consideration.

4.	The Grantor further agrees that neither T20 nor the Attorney shall not be liable or made to be liable to any party in respect of matters which are done pursuant to, and in accordance with the powers and authorities granted under, this Power of Attorney and in respect of parties to whom the Attorney shall deal with as part of its exercise of this Power of Attorney or in pursuance of this Power of Attorney. The Grantor hereby irrevocably agrees to keep T20 and the Attorney and/or its attorney(s) indemnified against all claims, demands, proceedings, damages, costs, expenses howsoever incurred or suffered and/or otherwise keep the Attorney and/or its attorney(s) harmless in respect of all matters relating to or in connection with the proper and valid exercise of this Power of Attorney and of matters done in pursuance of, and in accordance with, this Power of Attorney.

5.	This Power of Attorney shall be governed by and construed in accordance with the laws of the Republic of Singapore.

IN WITNESS WHEREOF the Grantor has caused its Common Seal to be hereunto affixed the day and year first hereinbefore written.

The Common Seal of	)

PACIFIC ENERGY	)

CONSULTING LIMITED	)

was hereunto affixed in the	)

presence of:-)

DIRECTOR	/s/ S. NEWMAN POA

DIRECTOR/SECRETARY	S. NEWMAN POA

B.	PEC in Papua New Guinea

This DEED OF POWER OF ATTORNEY is given this ____ day of ____________ 2022 by PACIFIC ENERGY CONSULTING LIMITED, having its registered office at level 6, MRDC Haus, Corner of Champion Parade & Musgrave Street, Port Moresby, National Capital District, 121, Papua New Guinea (hereinafter called the (“Grantor”).

WHEREAS:

A.	The Grantor is a company limited by shares incorporated in Papua New Guinea pursuant to the Companies Act 1997 of Papua New Guinea that has entered into an Asset Sale Deed with T20 Holdings Pte Ltd (“T20”).

B.	In connection with, and in order to give effect to, the Grantor’s intention and obligations under the Asset Sale Deed, the Grantor will transfer certain assets (the “Specified Assets”) to T20 and in the course of such transfer authorises T20 to use, operate or otherwise deal with the Specified Assets as T20 deems fit and may require documents to be signed on its behalf including but not limited to application forms, financial documents, letters of undertaking, letters of engagement, leases, guarantees, indemnities, contracts and/or Deeds and may from time to time institute and defend civil or criminal suits, appeals, revisions and other legal proceedings in various courts, tribunals or offices and before other authorities in Singapore and outside;

C.	T20 has appointed IAIN JOHN DEAY (the “Attorney”), of 2 young close, Aylesbury, Bucks, HP21 7FB, United Kingdom (United Kingdom passport number: 510697592) as Chief Financial Officer of T20. The Attorney is an employee of Twenty20 Energy Systems Pte Ltd (the “Employer”), which will become a wholly owned subsidiary of T20 pursuant to the Asset Sale Deed.

D.	The Grantor hereby appoints the Attorney to act, and sign any and all documents, on the Grantor’s behalf in all matters pursuant to and in accordance with this Deed of Power of Attorney.

NOW THIS DEED WITHNESSETH as follows:

1.	The Grantor hereby appoints the Attorney to be the Grantor’s true and lawful attorney with full power of substitution and delegation and with full power to act for the Grantor and on behalf of and for and in the name of the Grantor or the Attorney or otherwise to do all or any of the following acts, things and deeds which the Grantor is legally capable of doing.

2.	The Grantor hereby ratifies and confirms and agrees to ratify and confirm all and whatsoever the Attorney and/or its attorney(s) shall do or cause to be done or purport to do in the exercise of all or any of the powers and authorities referred to herein including all such deeds, instruments and documents lawfully executed by virtue of the powers and authorities hereby conferred.

3.	The Grantor hereby further declares that the power and authorities hereby conferred are given for valuable consideration.

4.	The Grantor further agrees that neither T20 nor the Attorney shall not be liable or made to be liable to any party in respect of matters which are done pursuant to, and in accordance with the powers and authorities granted under, this Power of Attorney and in respect of parties to whom the Attorney shall deal with as part of its exercise of this Power of Attorney or in pursuance of this Power of Attorney. The Grantor hereby irrevocably agrees to keep T20 and the Attorney and/or its attorney(s) indemnified against all claims, demands, proceedings, damages, costs, expenses howsoever incurred or suffered and/or otherwise keep the Attorney and/or its attorney(s) harmless in respect of all matters relating to or in connection with the proper and valid exercise of this Power of Attorney and of matters done in pursuance of, and in accordance with, this Power of Attorney.

5.	This Power of Attorney shall be governed by and construed in accordance with the laws of the Papua New Guinea.

IN WITNESS WHEREOF the Grantor has caused its Common Seal to be hereunto affixed the day and year first hereinbefore written.

The Common Seal of	)

PACIFIC ENERGY	)

CONSULTING LIMITED	)

was hereunto affixed in the	)

presence of:-)

DIRECTOR	/s/ S. NEWMAN POA

DIRECTOR/SECRETARY	S. NEWMAN POA

Schedule 3 – DEED OF NOVATION - PROFORMA

DEED OF NOVATION

THIS DEED is made on the _____ day of ______________________ 2022

BETWEEN: [XXX] of ___________________________ ________________________________________________________________________ (hereinafter called the “Employer”) of the first part, and

[YYY] whose registered office is at ________________________________________________________________________ (hereinafter called the “Original Contractor”) of the second part and

[NAME OF NEW COMPANY] whose registered office is at ________________________________________________________________________ (hereinafter called as the “New Contractor”) of the third part.

WHEREAS:-

A.	The Employer and Original Contractor have entered into a [_________] Agreement dated ______________ (hereinafter called the “[_________] Agreement”) for the provision of certain [_________] Works and/or Services the execution of [_________] works relating to the [_________] Project located in [_________] upon the terms, conditions and covenants therein specified.

B.	The Original Contractor wishes to transfer and be released and discharged from the [_________] Agreement and the Employer has agreed to release and discharge the Original Contractor upon the terms of the New Contractor’s agreement to perform the [_________] Agreement and to be bound by the terms of the [_________] Agreement in place of the Original Contractor.

NOW IT IS HEREBY AGREED AS FOLLOWS:-

1.	The Original Contractor hereby novates absolutely to the New Contractor the [_________] Agreement and the full benefit thereof and all remedies for enforcing the same and the New Contractor undertakes to be bound by and observe and perform the terms, conditions and covenants to be bound by and observe and perform the terms, conditions and covenants of the [_________] Agreement on the part of the Original Contractor to be observed, performed and satisfied in every way as if the New Contractor were named a party to the [_________] Agreement in substitution for the Original Contractor as at the date of the [_________] Agreement and the New Contractor undertakes to assume all liabilities and to satisfy all claims and demands whatsoever arising out of or in respect of the [_________] Agreement.

2.	The Parties agree that the Original Contractor has been paid __________ under the [_________] Agreement and that following the execution of this Novation Agreement, Employer shall pay, in accordance with the [_________] Agreement, the balance of __________ to the New Contractor.

3.	The Employer hereby releases and discharges the Original Contractor from the further performance of the [_________] Agreement and from all claims and demands whatsoever arising out of or in respect of the [_________] Agreement in respect of any works or services provided by the New Contractor after the date that this Agreement is executed and accepts the liability of the New Contractor to perform the [_________] Agreement in lieu of the liability of the Original Contractor as and from the date of execution of this Agreement.

4.	The New Contractor hereby covenants with the Employer to fulfil and discharge the terms, conditions and covenants of the [_________] Agreement in every way as if the New Contractor were named a party to the [_________] Agreement in substitution for the Original Contractor and the Employer hereby covenants with the New Contractor to be bound to the New Contractor to observe and perform terms, conditions, and covenants of the Agreement on the part of the Employer to be observed and performed and hereby acknowledges that the New Contractor is entitled to the full benefit of the [_________] Agreement.

IN WITNESS whereof this Deed has been executed on the date first above written.

SIGNED SEALED AND DELIVERED for and on behalf of [ ] by __________________________________________ (Print Name of Person signing being its legal or authorized representative) in the presence of :-	) ) ) ) ) )	_______________________ (Signature and Seal)

SIGNED SEALED AND DELIVERED for and on behalf of [ ] by ___________________________________________ (Print Name of Person signing being its legal or authorized representative) in the presence of :	) ) ) ) ) )	_______________________ (Signature and Seal)

SIGNED SEALED AND DELIVERED

for and on behalf of [__________]

by

_________________________________________

(Print Name of Person signing being its legal or authorized representative) in the presence of :

	) ) ) ) ) ) )	_______________________ (Signature and Seal)

TABLE OF CONTENTS

Contents

1. PURPOSE OF THIS DEED	2
2. TRANSFER OF ASSETS	3
3. POWER OF ATTORNEY	3
4. SPECIFIED ASSETS TRANSFERRED ON “AS-IS / WHERE-IS” BASIS	3
5. EMPLOYEES	3
6. CONSENT OF THIRD PARTIES	4
7. STAMP DUTY	4
8. CONSIDERATION	4
9. GOVERNING LAW AND DISPUTE RESOLUTION	4
10. SEVERABILITY	5
11. DEFINITIONS	5
Schedule 1 – SPECIFIED ASSETS	6
Schedule 2 – POWER OF ATTORNEY - PROFORMA	10
Schedule 3 – DEED OF NOVATION - PROFORMA	16